SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

        Date of Report (Date of earliest event reported): August 24, 2006

                                    AVP, Inc.
                                    ---------
               (Exact name of registrant as specified in charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

              005-79737                                98-0142664
       ------------------------             ---------------------------------
       (Commission File Number)             (IRS Employer Identification No.)

  6100 Center Drive, Suite 900, Los Angeles, CA                90045
  ---------------------------------------------              --------
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (310) 426-8000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors,
Appointment of Principal Officers.

      On August 24, 2006, Mr. Jeffrey Wattenberg resigned as a member of the Board of Directors of AVP, Inc., effective on such date.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVP, INC.


                                        By:  /s/ Andrew Reif
                                           -------------------------------------
                                        Name:    Andrew Reif
                                        Title:   Chief Operating Officer

Dated:  August 30, 2006